SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 4, 2013 (December 2, 2013)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Letter Agreement in Connection with the Transaction Agreement

As previously announced, on March 14, 2013, Illinois Power Holdings, LLC, a Delaware limited liability company (“IPH”), an indirect wholly owned subsidiary of Dynegy Inc. (“Dynegy”), entered into a Transaction Agreement (the “Agreement”) with Ameren Corporation, a Missouri corporation (“Ameren”), pursuant to which, subject to the terms and conditions thereof, IPH agreed to acquire 100% of the equity interest of New Ameren Energy Resources, LLC, a Delaware limited liability company (“New AER”) for no cash consideration (the “Acquisition”).

On December 2, 2013, prior to the completion of the Acquisition, as disclosed in Item 2.01 below, IPH and Ameren entered into an amendment to the Agreement, in the form of a letter agreement (the “Letter Agreement”). The Letter Agreement, among other things, (i) identifies additional post-closing credit support Ameren is to provide to IPH pursuant to the terms therein, (ii) provides that Ameren will be obligated to pay an additional amount of between $25 million and $35 million with respect to certain disputed wholesale customer contracts, (iii) provides that Ameren would cause an additional approximately $4 million of cash, in aggregate, to be retained at Ameren Energy Marketing Company, (iv) provides that Ameren will be contingently liable up to approximately $4 million with respect to certain railroad lease termination fees, (v) requires Ameren to maintain and continue certain guarantees in connection with certain existing contractual obligations, pursuant to the terms therein, and (vi) requires Ameren to provide post-closing litigation support to IPH in connection with certain disputes under specified contracts.

Revolving Promissory Note

Effective December 2, 2013, immediately upon completion of the Acquisition, as disclosed in Item 2.01 below, Dynegy entered into a revolving promissory note as lender (the “Note”) with its indirect wholly owned subsidiary New AER.  The Note is in the principal amount of $25,000,000 or such lesser amount as will equal the aggregate unpaid principal amount of all loans (“Loans”).  New AER is to repay the Loans plus 7.75% interest by December 2, 2015 unless extended in Dynegy’s sole discretion (the “Maturity Date”), to the extent such principal amount and interest has not been repaid by the Maturity Date.  After the date any principal amount of any Loan is due and payable, or after any other monetary obligations under the Note have become due and payable, New AER must pay, but only to the extent permitted by law, interest on such amounts at a rate of 9.75% per annum.  There are no amounts outstanding on the loans as of the filing date of this Current Report on Form 8-K.

The foregoing descriptions of the Letter Agreement and Note are not complete and are subject to and qualified in their entirety by reference to the full text of the Letter Agreement and Note, copies of which are attached hereto as Exhibits 2.2 and 10.1, respectively, and the terms of which are incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On December 2, 2013, pursuant to the terms of the previously announced Agreement, IPH completed the Acquisition.  As of the effective time of the Acquisition, New AER became a wholly owned subsidiary of IPH and is in the process of changing its name to Illinois Power Resources, LLC.

Item 7.01                                           Regulation FD Disclosure

A copy of the press release issued by Dynegy on December 2, 2013 relating to the completion of the Acquisition is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the Acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the Acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)   Exhibits:

Exhibit No.	Document

**2.1

Transaction Agreement by and between Ameren Corporation and Illinois Power Holdings, LLC, dated as of March 14, 2013. (incorporated by reference to Exhibit 2.1 to Dynegy’s Current Report on Form 8-K filed with the SEC on March 15, 2012)

**2.2	Letter Agreement, dated December 2, 2013, between Ameren Corporation and Illinois Power Holdings, LLC, amending the Transaction Agreement, dated as of March 14, 2013.

10.1	Revolving Promissory Note by and between Dynegy Inc., as Lender, and New Ameren Energy Resources, LLC, as Borrower.

99.1	Press Release issued by Dynegy Inc. on December 2, 2013.

** Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the Securities and Exchange Commission (“Commission”) a copy of any omitted schedule or exhibit upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 4, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

**2.1

Transaction Agreement by and between Ameren Corporation and Illinois Power Holdings, LLC, dated as of March 14, 2013. (incorporated by reference to Exhibit 2.1 to Dynegy’s Current Report on Form 8-K filed with the SEC on March 15, 2012)

**2.2	Letter Agreement, dated December 2, 2013, between Ameren Corporation and Illinois Power Holdings, LLC, amending the Transaction Agreement, dated as of March 14, 2013.

10.1	Revolving Promissory Note by and between Dynegy Inc., as Lender, and New Ameren Energy Resources, LLC, as Borrower.

99.1	Press Release issued by Dynegy Inc. on December 2, 2013.

** Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit upon request by the Commission.